UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3418 N. Val Vista Drive, Mesa, AZ	85213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(b) Engagement of Independent Accountant

On March 9, 2009, the audit committee of the board of directors of Renegy Holdings, Inc. (the “Company”) engaged Clifton Gunderson LLP (“CGLLP”) as the Company’s independent registered public accounting firm as of and for the fiscal year ending December 31, 2008.

Prior to CGLLP’s engagement, the Company did not consult with CGLLP regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.

By: /s/ Robert M. Worsley
Robert M. Worsley
Chief Executive Officer

Date: March 11, 2009